                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material under Rule 14a-12

                                    EVERGREEN RESOURCES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
          (Name(s) of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(4) and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           EVERGREEN RESOURCES, INC.
                          1401 17th Street, Suite 1200
                             Denver, Colorado 80202
                                  303-298-8100

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2001

TO THE SHAREHOLDERS OF EVERGREEN RESOURCES, INC.:

    NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Evergreen Resources, Inc., a Colorado corporation (the "Company"), will be held at The Top of the Rockies, 555 Seventeenth Street, 37th floor, Denver, Colorado 80202, on May 2, 2001, at 2:15 p.m., Mountain Daylight Time, and at any adjournment thereof (the "Meeting"), for the purpose of considering and acting upon the following matters:

    1.  The election of three directors of the Company.

    2. The ratification of the appointment of BDO Seidman, LLP as independent auditors for the year ending December 31, 2001.

    3. The transaction of such other business as may properly come before the Meeting.

    This proxy statement and the accompanying proxy are being mailed to the shareholders of the Company on or about March 30, 2001.

    Only holders of record of the Company's common stock at the close of business on March 19, 2001 are entitled to notice of and to vote at the Meeting.

    All shareholders, whether or not they expect to attend the Meeting in person, are urged to sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope, which requires no additional postage if mailed in the United States. The granting of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

                                          KEVIN R. COLLINS
                                          SECRETARY

Denver, Colorado
March 26, 2001

                           EVERGREEN RESOURCES, INC.

                            ------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF SHAREHOLDERS
                              GENERAL INFORMATION

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Evergreen Resources, Inc., a Colorado corporation (the "Company" or "Evergreen"), for use at the Company's Annual Meeting of Shareholders to be held at The Top of the Rockies, 555 Seventeenth Street, 37th floor, Denver, Colorado 80202, on May 2, 2001, at 2:15 p.m., Mountain Daylight Time, and at any adjournment thereof (the "Meeting"). This proxy statement and the accompanying proxy are being mailed to the shareholders of the Company on or about March 30, 2001.

    Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of revocation to the Company's stock transfer agent or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to: Computershare Trust Company, 12039 West Alameda Parkway, Suite Z-2, Lakewood, CO 80228. The expense of soliciting proxies, including the cost of preparing, assembling and mailing these proxy materials, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, fax or Internet without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses for that purpose.

    All shares represented by valid proxies will be voted in accordance therewith at the Meeting. If no direction is made, validly executed and returned proxies will be voted for the election of the nominees for director named below, for ratification of the appointment of independent auditors and in the discretion of the proxy holders with respect to any other matters properly brought before the Meeting.

    The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 is being mailed along with these proxy materials to the Company's shareholders and contains financial information regarding the Company. See "Financial Information."

                      SHARES OUTSTANDING AND VOTING RIGHTS

    All voting rights are vested exclusively in the holders of the Company's no par value common stock (the "Common Stock"), with each share entitled to one vote. Only shareholders of record at the close of business on March 19, 2001 are entitled to notice of and to vote at the Meeting. On March 19, 2001, the Company had 18,424,535 shares of Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of directors. No fractional shares are presently outstanding.

    A majority of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Meeting. The three nominees for director receiving the most votes for election will be elected director, provided that a quorum is present. The proposal to ratify the appointment of the independent auditors will be approved if the votes cast in favor of the proposal exceed the votes cast against it, again provided that a quorum is present. Abstentions and broker non-votes will have no effect on the election of directors or the proposal to approve the appointment of the independent auditors, but will be counted for purposes of determining if a quorum is present.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding persons known to the Company to beneficially own five percent or more of the Common Stock as of March 1, 2001. This information is based upon filings made by such persons with the Securities and Exchange Commission (the "SEC") and upon information provided to the Company. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of March 1, 2001 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder's name.

NAME AND ADDRESS                              AMOUNT AND NATURE OF   PERCENT OF CLASS
OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP     OUTSTANDING
-------------------                           --------------------   ----------------
John Hancock Life Insurance Company.........        1,881,375(1)          10.15%
  John Hancock Place
  P.O. Box 111
  Boston, MA 02117

Advisory Research, Inc......................        1,101,965(2)           6.01%
  Two Prudential Plaza
  180 N. Stetson, Suite 5780
  Chicago, IL 60601

Wellington Management Company, LLP..........          993,960(3)           5.42%
  75 State Street
  Boston, MA 02109

------------------------

(1) Based on information included in a Schedule 13G filed with the SEC on February 1, 2001. Consists of 905,660 shares owned directly and 975,715 shares (including 200,000 shares issuable pursuant to warrants) owned by John Hancock Energy Resources Management, Inc., an indirect, wholly-owned subsidiary. John Hancock Life Insurance Company is an indirect, wholly-owned subsidiary of John Hancock Financial Services, Inc.

(2) Based on information included in a Schedule 13G filed with the SEC on March 1, 2001.

(3) Based on information included in a Schedule 13G filed with the SEC on February 13, 2001. Consists of 916,850 shares over which the holder reported shared voting power and 993,960 shares over which the holder reported shared dispositive power.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information as of March 1, 2001, regarding the Common Stock beneficially owned by each director, nominee for director, each executive officer named in the summary compensation table below (the "Named Executive Officers") and all directors and executive officers as a group. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of March 1, 2001 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder's name.

                                              AMOUNT AND NATURE OF   PERCENT OF CLASS
NAME OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP     OUTSTANDING
------------------------                      --------------------   ----------------
Alain G. Blanchard..........................           62,917(1)               *

Dennis R. Carlton...........................          246,116(2)            1.33%

Kevin R. Collins............................          156,800(3)               *

Larry D. Estridge...........................           32,990(4)               *

John J. Ryan III............................          880,220(5)            4.79%

Mark S. Sexton..............................          548,444(6)            2.95%

Scott D. Sheffield..........................           19,030(7)               *

Arthur L. Smith.............................               --                 --

All Directors and Executive Officers
  As a Group (8 Persons)....................        1,946,517(8)           10.23%

------------------------

*   Less than 1%

(1) Includes 22,540 shares issuable pursuant to stock options.

(2) Includes 199,750 shares issuable pursuant to stock options.

(3) Includes 146,500 shares issuable pursuant stock options.

(4) Includes 31,220 shares issuable pursuant to stock options.

(5) Includes 33,080 shares issuable pursuant to stock options.

(6) Includes 239,750 shares issuable pursuant to stock options. Also includes 225,000 shares held by CIS Oil and Gas, Inc. over which Mr. Sexton holds voting power by proxy; Mr. Sexton has no power to sell or otherwise dispose of these shares and disclaims any beneficial ownership of the shares.

(7) Includes 17,490 shares issuable pursuant to stock options.

(8) Includes 690,330 shares issuable pursuant to stock options. Also includes 225,000 shares held by CIS Oil and Gas, Inc. as described in Note 6.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Company's articles of incorporation provide that the members of the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with one class being elected each year. Directors in each class are elected for three-year terms. The articles of incorporation also provide that the Board will be composed of at least six members. The Board currently consists of seven members, of which three are to be elected at the meeting.

    The three nominees for director receiving the most votes for their election will be elected directors, assuming a quorum is present. Abstentions and broker non-votes will have no effect on the election of directors. Shareholders do not have the right to cumulate their votes for directors. The persons named in the enclosed form of proxy, unless otherwise directed therein, intend to vote such proxy FOR the election of each of the nominees named below as director for the term specified. If a nominee becomes unavailable for any reason, the persons named in the proxy are expected to vote for such nominees as are recommended by management or to reduce the number of persons to be elected (subject to the requirements of the articles of incorporation). Management has no reason to believe that the nominees will be unavailable or unwilling to serve if elected to office.

    The Board of Directors has nominated three persons for election as director at the Meeting to serve for three-year terms. The nominees are currently serving as directors and have consented to serve for the new terms if re-elected.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED BELOW AS A DIRECTOR FOR A THREE-YEAR TERM.

                  PRESENT DIRECTORS NOMINATED FOR RE-ELECTION

                                                                            DIRECTOR   TERM TO
NAME                        AGE                    POSITION                  SINCE      EXPIRE
----                      --------   -------------------------------------  --------   --------
Dennis R. Carlton.......     50      Sr. Vice President and Director          1995       2004

Mark S. Sexton..........     45      President, CEO, Chairman and Director    1995       2004

Arthur L. Smith.........     48      Director                                 2000       2004

                        DIRECTORS CONTINUING IN SERVICE

                                                                            DIRECTOR   TERM TO
NAME                        AGE                    POSITION                  SINCE      EXPIRE
----                      --------   -------------------------------------  --------   --------
Alain G. Blanchard......     60      Director                                 1989       2003

Larry D. Estridge.......     57      Director                                 1989       2002

John J. Ryan, III.......     73      Director                                 1989       2002

Scott D. Sheffield......     48      Director                                 1996       2003

    There are no family relationships among any directors, executive officers or persons nominated or chosen by Evergreen to become a director or executive officer.

    Additional information regarding the nominees for election as directors and the continuing directors of the Company follows:

                                    NOMINEES

DENNIS R. CARLTON                SENIOR VICE PRESIDENT--EXPLORATION AND OPERATIONS AND
                                 DIRECTOR
                                 PRESIDENT--EVERGREEN OPERATING CORPORATION

Mr. Carlton joined Evergreen in 1981 and was named a director in March 1995. He has been
Evergreen's Senior Vice President of Exploration and Operations since 1997. Mr. Carlton also manages the daily activities of Evergreen's operating subsidiary, Evergreen Operating Corp.
("EOC"), and has served as President of EOC since 1995. He received a B.S. degree in geology and a masters of science degree in geology from Wichita State University.

MARK S. SEXTON                   PRESIDENT, CEO, CHAIRMAN AND DIRECTOR
                                 CEO--EOC

Mr. Sexton joined Evergreen in 1989 and initially managed the daily operating activities of
Evergreen's operating subsidiary, EOC. He has been a director of Evergreen since March 1995 and was named President and CEO in June 1995. Mr. Sexton is a registered professional engineer in Colorado. He graduated from Stanford University with a B.S. degree in mechanical engineering. He was previously employed in various technical, financial, and management positions with Amoco Production Company, Norwest Bank and energy companies specifically targeting coal bed methane development. Mr. Sexton is also a director of KFX Inc.

ARTHUR L. SMITH                  DIRECTOR

Mr. Smith was named a director of Evergreen in June 2000. Since 1984, Mr. Smith has been
Chairman and Chief Executive Officer of John S. Herold, Inc., an energy research and consulting firm based in Norwalk, Connecticut. Prior to joining John S. Herold, Inc., he was involved in institutional equity research and corporate finance for Oppenheimer and
Co., Inc., The First Boston Corp. and Argus Research Corp. Mr. Smith received a B.A. from
Duke University and an MBA from New York University's Stern School of Business. Mr. Smith is
also a director of Cabot Oil & Gas Corporation and Plains All American Inc.

                              CONTINUING DIRECTORS

ALAIN G. BLANCHARD               DIRECTOR

Mr. Blanchard was named a director of Evergreen in May 1989. A resident of Cannes, France, he has managed discretionary funds for private and institutional clients for over 20 years.
Mr. Blanchard graduated from the University of Paris with a doctorate in economics and a degree in political science.

LARRY D. ESTRIDGE                DIRECTOR

Mr. Estridge was named a director of Evergreen in May 1989. He resides in Greenville, South
Carolina, and is a partner in the law firm Womble Carlyle Sandridge & Rice, PLLC.
Mr. Estridge joined Womble Carlyle in January 1999. Prior to January 1999, he was a partner with Wyche, Burgess, Freeman & Parham, P.A. from July 1972 through December 31, 1998. He has represented Evergreen and a number of affiliated companies for over 14 years. Mr. Estridge received an A.B. degree from Furman University and a J.D. from Harvard University School of
Law.

JOHN J. RYAN, III                DIRECTOR

Mr. Ryan was named a director of Evergreen in May 1989. Since 1972 he has been engaged in international tax and investment activities through Corporate Investment Services S.A.,
Geneva, of which he is a principal. Mr. Ryan is a resident of London, England. Mr. Ryan serves as a director of Vail Resorts, Inc.

SCOTT D. SHEFFIELD               DIRECTOR

Mr. Sheffield was named a director of Evergreen in September 1996. Since April 1985,
Mr. Sheffield has served as Chairman, President and Chief Executive Officer of Pioneer
Natural Resources Company, an energy company traded on the New York Stock Exchange, and its predecessor company, Parker & Parsley Petroleum Company. From 1979 to April 1985 he was
employed by Parker & Parsley in various engineering positions, including serving from
1981-1985 as Vice President of Engineering. Mr. Sheffield obtained a bachelor of science degree in petroleum engineering from the University of Texas.

                      MEETINGS OF DIRECTORS AND COMMITTEES

    The Company's Board of Directors held six meetings during 2000. All directors attended substantially all of such meetings. The Company has established Audit, Compensation, and Nominating committees. Certain information about these committees is provided below.

    The Audit Committee is presently composed of Alain G. Blanchard, Larry D. Estridge and John J. Ryan, III. This committee recommends to the Board the firm to be retained as the Company's independent auditors and consults with and reviews the reports of the Company's independent auditors and the Company's internal financial staff. Six meetings were held during 2000, at which all members were present. See "Audit Committee Report" and "Proposal 2--Ratification of Appointment of BDO Seidman, LLP as Independent Auditors for 2001," below.

    The Compensation Committee is presently composed of Alain G. Blanchard, Larry D. Estridge, Scott D. Sheffield and Arthur L. Smith. The Compensation Committee assists the Board in establishing compensation for key employees. Two meetings were held during 2000, at which all members were present. See "Compensation Committee Report on Executive Compensation," below.

    The Nominating Committee is presently composed of Alain G. Blanchard, Mark
S. Sexton and Scott D. Sheffield. This committee evaluates the performance of incumbent directors and recommends to the Board and shareholders nominees to serve as directors. For information on procedures by which shareholder nominations for directors may be made, see "Date for Receipt of Shareholder Proposals." The Nominating Committee held one meeting during 2000, at which all members were present.

                             AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is composed of three directors who are considered independent under applicable New York Stock Exchange Rules. The Committee operates under a written charter adopted by the Board in June 2000. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

    The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee annually reviews and recommends to the Board the selection of the Company's independent accountants, subject to shareholder ratification.

    Management is responsible for preparing the Company's financial statements. The independent accountants are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee whether the independent accountants' provision of non-audit services is compatible with the independence of the accountants.

    Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

Alain G. Blanchard
Larry D. Estridge
John J. Ryan, III

                BUSINESS EXPERIENCE OF OTHER EXECUTIVE OFFICERS

    The following provides certain information concerning the executive officer of the Company who is not also a director:

KEVIN R. COLLINS                 VICE PRESIDENT--FINANCE, CHIEF FINANCIAL OFFICER, TREASURER
                                  AND SECRETARY

Mr. Collins, age 44, has served as Evergreen's Vice President, Chief Financial Officer and
Treasurer since June 1995 and as Secretary since 1999. He has over 13 years of public accounting experience. Mr. Collins received a B.S. in business administration and accounting from the University of Arizona, and, before joining Evergreen, was employed by BDO Seidman,
LLP, where he was a senior manager.

    Each officer of the Company holds office until his successor is duly elected and qualified or until his earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors if in its judgment it is in the best interests of the Company.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following information is furnished for the years ended December 31, 2000, 1999 and 1998, for the Company's Chief Executive Officer and the two other executive officers of the Company whose salary and bonus exceeded $100,000 during 2000 (as defined above, the "Named Executive Officers").

                                                              ANNUAL           LONG TERM
                                                           COMPENSATION       COMPENSATION
                                                        -------------------   ------------
                                                                                 AWARDS
                                                                              ------------
                                                                               SECURITIES
                                                                               UNDERLYING     ALL OTHER
NAME AND                                                 SALARY     BONUS       OPTIONS      COMPENSATION
PRINCIPAL POSITION                             YEAR       ($)        ($)          (#)           ($)(1)
------------------                           --------   --------   --------   ------------   ------------
Mark S. Sexton.............................    2000     225,000    150,000       103,000        28,344
President and CEO                              1999     160,600     75,000        70,000        25,000
                                               1998     154,600         --        64,000        28,700

Dennis R. Carlton..........................    2000     200,000    150,000       103,000        24,500
Sr. Vice President                             1999     162,200     75,000        70,000        25,000
                                               1998     154,500         --        64,000        28,700

Kevin R. Collins...........................    2000     140,000    100,000        90,000         4,525
Vice President, CFO and Treasurer              1999     107,700     50,000        70,000         4,000
                                               1998     100,000         --        64,000         6,500

------------------------

(1) Amounts for 2000 include premiums and contributions made by the Company to split dollar life insurance policies of which the Named Executive Officers or their estates are the beneficiaries as follows: Mr. Sexton, $20,000; and Mr. Carlton, $20,000. The balance of the amounts for 2000 represent the dollar value of contributions made by the Company to the account of each Named Executive Officer under the Company's 401(k) plan.

    The following table sets forth information with respect to the Named Executive Officers concerning the value of unexercised options held as of the end of the last fiscal year. None of the Named Executive Officers exercised any options during fiscal 2000.

                         FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                        OPTIONS AT                IN-THE-MONEY OPTIONS
                                                   DECEMBER 31, 2000 (#)       AT DECEMBER 31, 2000 ($)(1)
                                                ---------------------------   -----------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                            -----------   -------------   -------------   -------------
Mark S. Sexton................................    196,500        180,500       $5,874,625      $3,529,500
President and CEO

Dennis R. Carlton.............................    156,500        180,500       $4,665,875      $3,529,500
Senior Vice President

Kevin R. Collins..............................    106,500        167,500       $3,084,625      $3,267,875
Vice President, CFO and Treasurer

------------------------

(1) Based on the difference between the closing price of the Common Stock on December 29, 2000 ($38.63) and the option exercise price.

    The following table sets forth information concerning options to purchase Common Stock granted to the Named Executive Officers in the last fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE VALUE
                           ----------------------------------------------------------           AT ASSUMED
                                         PERCENT OF TOTAL                                  ANNUAL RATES OF STOCK
                            NUMBER OF        OPTIONS                                               PRICE
                           SECURITIES        GRANTED                                         APPRECIATION FOR
                           UNDERLYING      TO EMPLOYEES       EXERCISE                        OPTION TERM(1)
                             OPTIONS            IN           PRICE PER     EXPIRATION   ---------------------------
NAME                       GRANTED (#)     FISCAL 2000      SHARE ($/SH)      DATE          5%             10%
----                       -----------   ----------------   ------------   ----------   -----------   -------------
Mark S. Sexton...........    53,000(2)         7.80%           $18.50        2/06/10     $616,627      $1,562,662
President and CEO            50,000(3)         7.36%           $27.38       11/30/10     $860,950      $2,181,830

Dennis R. Carlton........    53,000(2)         7.80%           $18.50        2/06/10     $616,627      $1,562,662
Senior Vice President        50,000(3)         7.36%           $27.38       11/30/10     $860,950      $2,181,830

Kevin R. Collins.........    40,000(2)         5.89%           $18.50        2/06/10     $465,379      $1,179,368
Vice President, CFO and      50,000(3)         7.36%           $27.38       11/30/10     $860,950      $2,181,830
  Treasurer

------------------------

(1) The potential realizable value is calculated based on the term of the option at its time of grant and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the SEC and do not represent the Company's estimate or projection of the future Common Stock price.

(2) Such options vest and become exercisable in four equal installments on February 6 of each of 2001, 2002, 2003 and 2004, provided the optionee remains an employee of the Company.

(3) Such options vest and become exercisable in four equal installments on November 30 of each of 2001, 2002, 2003 and 2004, provided the optionee remains an employee of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's compensation program for its executive officers is composed of three principal components: base salary, annual incentive compensation and long-term incentive compensation in the form of stock-based awards. Evergreen's compensation policy has been to offer conservative base salaries and to provide performance-based incentives in the form of annual bonuses and stock awards in order to provide an overall competitive compensation package for executive officers. The goal of the Compensation Committee (the "Committee") is to ensure that the Company retains qualified, experienced executives whose financial interests are aligned with those of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation.

    BASE SALARIES: Base salaries for each of the Company's executives are determined by taking into consideration performance, length of tenure with the Company and compensation paid by industry competitors to persons holding comparable positions. In order to determine comparable salary levels paid within the industry, the Committee reviews various surveys and publicly filed information regarding its competitors.

    ANNUAL BONUS INCENTIVES: Performance by executives is measured by several criteria which are considered important to the Company's success. These criteria are not specifically weighted in the determination of salary increases and bonuses, since the relative importance of such criteria may change from year to year and the relative responsibilities of each executive in the achievement of the objectives may differ. Examples of criteria considered are: (i) quantity of oil and gas reserves and increases in such reserves; (ii) increases in production and cash flow; (iii) finding costs of oil and gas reserves; (iv) controls exerted over lifting costs and resulting stabilization or reduction of lifting costs; (v) discovery and investigation of prospective new projects; and (vi) overall financial management. Of particular importance in determining 2000 bonus payments were substantial increases in proved reserves, production and cash flow. Though the Committee did not establish specific numeric formulas for determining the amount of bonuses based on these increases, increases in these criteria were important factors in the Committee's compensation decisions because the Committee believed that the experience, skill, good judgment and management practices of the executives contributed substantially to these increases.

    STOCK-BASED AWARDS: The Committee also utilizes restricted stock and/or stock options as incentives for executives. In determining the number of shares and/or share options to be awarded to each executive, the Committee considers the individual performance of each executive, his level of responsibility, his base salary, and the number of restricted shares and options already owned by the executives as a group relative to the total number of outstanding shares and stock options owned by all shareholders. During 2000, the Committee granted Mark
S. Sexton, Dennis R. Carlton and Kevin R. Collins non-qualified stock options to purchase 53,000, 53,000 and 40,000 shares of Common Stock, respectively, under the Company's Key Employee Equity Plan. In addition, the Committee granted each of these individuals incentive stock options to purchase 50,000 shares of Common Stock under the Company's 2000 Stock Incentive Plan. No restricted stock awards were made to executive officers in 2000.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER: During the fiscal year ended December 31, 2000, Mark S. Sexton, President and CEO, received compensation of $233,344 for his services. This includes a salary of $225,000 and deferred compensation pursuant to the Company's 401(k) plan in the amount of $8,344. In setting the salary for Mr. Sexton for 2000, the Committee considered all of the criteria described above in this Report, along with information indicating that his previous salary was in the mid-to-low range of CEOs of comparable companies. Because the performance of the Company in the key areas of measurement referenced above, along with its earnings for 2000 as compared to previous years, substantially exceeded the performance of most peer companies, the Committee determined that a bonus payment in the amount of $150,000 to Mr. Sexton was appropriate.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

Larry D. Estridge
Scott D. Sheffield
Alain G. Blanchard
Arthur L. Smith

                       COMPENSATION COMMITTEE INTERLOCKS,
             INSIDER PARTICIPATION AND TRANSACTIONS WITH MANAGEMENT

    Since January 1999, Mr. Estridge has been a member of the law firm of Womble Carlyle Sandridge & Rice, PLLC in Greenville, South Carolina, which provided legal services to the Company from time to time during 2000 at customary rates. Total legal fees paid to Womble Carlyle during 2000 were $139,000.

    On February 9, 2001, Evergreen closed a transaction with KFx Inc. ("KFx") under which KFx sold to Evergreen a portion of its convertible preferred stock investment in its Pegasus Technologies, Inc. subsidiary ("Pegasus"), representing an approximate 8.8% as-converted interest in Pegasus, for $1,500,000. KFx is obligated to repurchase this preferred stock for $2,000,000 on January 31, 2002, or

January 31, 2003 under certain elections available to Evergreen to purchase from KFx an additional interest in Pegasus. In certain circumstances, Evergreen can elect to exchange this interest in Pegasus, valued at $2,000,000, and any subsequently acquired interest in Pegasus, for common stock of KFx at $3.65 per share, subject to certain adjustments. In addition, Evergreen was provided with a five-year warrant to purchase 1,000,000 shares of KFx common stock at $3.65 per share, subject to certain adjustments. Mark S. Sexton, the President, Chief Executive Officer and Chairman of the Company, is on the board of directors of KFx. Also, Kevin R. Collins, the Chief Financial Officer of the Company, has been appointed to the board of directors of Pegasus.

                           COMPENSATION OF DIRECTORS

    Directors of the Company are entitled to receive fees of $100 per meeting for their attendance at Board meetings. All Board members have currently waived these fees. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and shareholder meetings. Directors who are not officers or are not salaried employees of the Company ("Non-Executive Directors") each receive a $30,000 annual retainer fee in the form of cash, Common Stock and/or options to purchase Common Stock, as elected by the director. Such options have an exercise price equal to the fair market value of the Common Stock on the date on grant, vest fully at the time of grant and have a term of 5 years. The Non-Executive Directors also received annual compensation for participation in 2000 on the Audit ($10,000) and Compensation ($3,000) Committees.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the Company's knowledge, during the fiscal year ended December 31, 2000, the Company's ten percent shareholders, officers and directors timely complied with all applicable filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended. This statement is based solely on a review of the copies of such reports furnished to the Company by such reporting persons and their written representations that such reports accurately reflect all reportable transactions.

                               PERFORMANCE GRAPHS

    Through September 7, 2000, the Common Stock was traded on the Nasdaq National Market. The following performance graph reflects yearly percentage change in the cumulative, five-year total shareholder return on the Common Stock as compared with the cumulative, five-year total return of (i) the National Securities Dealers Automated Quotation System ("NASDAQ") Stock Market Index of U.S. Companies and (ii) a peer group index. The NASDAQ index and the peer group index were supplied by the Center for Research in Security Prices ("CRSP"), an independent third-party source. The peer group index is composed of approximately 173 companies traded on Nasdaq and categorized under the Standard Industrial Classification Number 13 (Oil and Gas Extraction) applicable to the Company. All cumulative returns are calculated on a fiscal year basis ending on December 31 of each year.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COMPANY INDEX  MARKET INDEX  PEER INDEX
12/29/95            100           100         100
1/31/96           107.5         100.5     102.043
2/29/96           107.5       104.333     105.562
3/29/96             115       104.681     109.871
4/30/96           122.5        113.35     122.222
5/31/96             135       118.551      125.97
6/28/96             115        113.21     130.171
7/31/96             120        103.14      120.34
8/30/96           132.5       108.926     125.637
9/30/96             125       117.248     135.196
10/31/96            130       115.944     149.497
11/29/96            130       123.132     157.308
12/31/96            165       123.027     163.649
1/31/97             155       131.756     169.196
2/28/97             155       124.464     144.137
3/31/97           152.5       116.348     149.431
4/30/97           152.5       119.975     142.638
5/30/97             185       133.563     160.574
6/30/97             205        137.67     169.439
7/31/97           217.5       152.174     181.948
8/29/97             270       151.946     196.376
9/30/97           322.5       160.951     226.786
10/31/97            360       152.565     226.213
11/28/97         311.25       153.371     197.415
12/31/97            310       150.682     176.957
1/30/98           327.5       155.455     163.434
2/27/98           327.5       170.062     165.467
3/31/98           342.5       176.348     179.807
4/30/98           392.5       179.329     182.795
5/29/98          361.25       169.362     163.199
6/30/98             375       181.198     150.072
7/31/98           382.5       179.076     126.684
8/31/98             275       143.576      95.605
9/30/98             440       163.494     107.797
10/30/98          452.5       170.677     107.717
11/30/98          377.5        188.03      92.729
12/31/98            355       212.459      80.171
1/29/99             310       243.297       77.56
2/26/99          313.75       221.509      67.505
3/31/99             400       238.271      78.489
4/30/99             455       245.946      91.379
5/28/99             445       239.134      89.148
6/30/99          503.75        260.65      96.786
7/30/99           522.5        255.95     102.034
8/31/99          486.25       266.773     107.421
9/30/99          481.25       267.138     106.879
10/29/99          432.5       288.544      97.632
11/30/99            420       323.638      99.777
12/31/99            395       394.821      99.183
1/31/00         445.625       380.208     105.693
2/29/00             445       452.483     115.563
3/31/00          483.75       443.166     141.833
4/28/00           462.5        372.76     135.399
5/31/00             550       327.793     150.631
6/30/00           592.5       385.309     162.915
7/31/00           547.5       364.433     146.766
8/31/00          583.75       407.492     174.611
9/29/00             695       354.535      187.08
10/31/00            550        325.33     166.257
11/30/00          547.5       250.817     153.583
12/29/00          772.5       237.368     199.463

    On September 8, 2000, the Common Stock commenced trading on the New York Stock Exchange ("NYSE"). The following performance graph reflects yearly percentage change in the cumulative, five-year total shareholder return on the Common Stock as compared with the cumulative, five-year total return of
(i) NYSE Stock Market Index of U.S. Companies and (ii) a peer group index. The NYSE index and the peer group index were supplied by the CRSP. The peer group index is composed of approximately 121 companies traded on the NYSE and categorized under the Standard Industrial Classification Number 13 (Oil and Gas Extraction) applicable to the Company. All cumulative returns are calculated on a fiscal year basis ending on December 31 of each year.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          EVERGREEN RESOURCES, INC.  NYSE STOCK MARKET (US COMPANIES)
12/29/95                        100                               100
1/31/96                       107.5                           103.275
2/29/96                       107.5                            104.55
3/29/96                         115                           105.825
4/30/96                       122.5                            107.15
5/31/96                         135                           109.616
6/28/96                         115                             109.9
7/31/96                         120                           104.908
8/30/96                       132.5                           107.706
9/30/96                         125                           112.967
10/31/96                        130                           115.146
11/29/96                        130                           122.839
12/31/96                        165                           121.208
1/31/97                         155                           127.286
2/28/97                         155                           128.734
3/31/97                       152.5                           123.473
4/30/97                       152.5                           129.302
5/30/97                         185                           137.317
6/30/97                         205                           143.877
7/31/97                       217.5                           154.095
8/29/97                         270                           147.208
9/30/97                       322.5                           155.626
10/31/97                        360                           151.016
11/28/97                     311.25                           157.054
12/31/97                        310                           161.123
1/30/98                       327.5                           161.248
2/27/98                       327.5                           172.217
3/31/98                       342.5                           181.382
4/30/98                       392.5                           183.044
5/29/98                      361.25                           179.496
6/30/98                         375                           184.606
7/31/98                       382.5                           180.322
8/31/98                         275                           154.205
9/30/98                         440                           162.105
10/30/98                      452.5                           174.942
11/30/98                      377.5                           184.438
12/31/98                        355                           193.324
1/29/99                         310                           195.334
2/26/99                      313.75                           191.084
3/31/99                         400                           196.634
4/30/99                         455                            206.78
5/28/99                         445                           203.061
6/30/99                      503.75                           211.591
7/30/99                       522.5                           204.354
8/31/99                      486.25                           199.646
9/30/99                      481.25                           193.319
10/29/99                      432.5                           204.322
11/30/99                        420                           206.066
12/31/99                        395                            211.62
1/31/00                     445.625                           202.313
2/29/00                         445                           192.885
3/31/00                      483.75                           212.171
4/28/00                       462.5                           211.524
5/31/00                         550                            211.65
6/30/00                       592.5                            211.26
7/31/00                       547.5                           211.074
8/31/00                      583.75                           222.659
9/29/00                         695                           220.888
10/31/00                        550                           222.137
11/30/00                      547.5                           211.566
12/29/00                      772.5                           220.437

          NYSE STOCKS (SIC 1300-1399 US COMPANIES) OIL AND GAS EXTRACTION
12/29/95                                                              100
1/31/96                                                           101.614
2/29/96                                                           103.701
3/29/96                                                           110.847
4/30/96                                                           117.316
5/31/96                                                           116.586
6/28/96                                                           119.844
7/31/96                                                            112.24
8/30/96                                                           118.636
9/30/96                                                            121.89
10/31/96                                                           131.07
11/29/96                                                          137.691
12/31/96                                                          136.464
1/31/97                                                           140.744
2/28/97                                                           125.679
3/31/97                                                           127.384
4/30/97                                                           125.137
5/30/97                                                           138.893
6/30/97                                                           140.377
7/31/97                                                           153.855
8/29/97                                                           161.334
9/30/97                                                            173.63
10/31/97                                                          173.893
11/28/97                                                          158.329
12/31/97                                                          155.727
1/30/98                                                           140.309
2/27/98                                                            146.97
3/31/98                                                           155.227
4/30/98                                                           161.091
5/29/98                                                           146.882
6/30/98                                                           136.135
7/31/98                                                           113.713
8/31/98                                                            86.368
9/30/98                                                           104.632
10/30/98                                                          109.109
11/30/98                                                               93
12/31/98                                                           89.409
1/29/99                                                            83.722
2/26/99                                                            80.403
3/31/99                                                           104.594
4/30/99                                                            120.54
5/28/99                                                           117.779
6/30/99                                                           124.377
7/30/99                                                           128.254
8/31/99                                                           133.171
9/30/99                                                           125.926
10/29/99                                                            120.4
11/30/99                                                          117.605
12/31/99                                                          119.914
1/31/00                                                           115.217
2/29/00                                                           117.877
3/31/00                                                           142.575
4/28/00                                                            146.86
5/31/00                                                           166.691
6/30/00                                                           156.822
7/31/00                                                           148.649
8/31/00                                                           173.227
9/29/00                                                           171.294
10/31/00                                                          154.473
11/30/00                                                          143.999
12/29/00                                                          178.748

   PROPOSAL 2--RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT
                               AUDITORS FOR 2001

    The Audit Committee of the Board of Directors has, subject to shareholder ratification, reappointed the firm of BDO Seidman, LLP as independent auditors to examine the books of the Company and its subsidiaries for the year ending December 31, 2001, and to report on the consolidated balance sheets, statements of income and other related statements of the Company and its subsidiaries. BDO Seidman has served as independent auditors for the Company continuously since 1989. Representatives of BDO Seidman are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to questions posed by the shareholders. Ratification of the reappointment of BDO Seidman as the Company's independent auditors requires the affirmative vote of a majority of the shares of Common Stock voting on such matter. Abstentions and shares held by a broker, as nominee, that are not voted on this matter will not be included in determining the number of votes cast.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

    Aggregate fees, including out-of-pocket expenses, for professional services rendered by BDO Seidman in connection with the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2000 and the limited reviews of the Company's quarterly unaudited condensed consolidated interim financial statements during 2000 were $138,300.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    During the year ended December 31, 2000, BDO Seidman rendered no professional services to the Company in connection with the design and implementation of financial information systems.

ALL OTHER FEES

    In addition to the audit fees described above, aggregate fees, including out-of-pocket expenses, of $226,900 were paid to BDO Seidman during the year ended December 31, 2000, consisting of the following non-audit professional services: tax-related services ($30,500); acquisition audit and follow-on offering assistance ($180,800); and other non-recurring services ($15,600).

                                 OTHER BUSINESS

    As of the date of this proxy statement, management of the Company is not aware of any matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

                             FINANCIAL INFORMATION

    The Company's Annual Report to Shareholders for the year ended December 31, 2000, is enclosed. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF COMMON STOCK A COPY OF THE COMPANY'S 2000 ANNUAL REPORT TO SHAREHOLDERS OR THE 2000 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS), INCLUDING FINANCIAL STATEMENTS FILED WITH THE SEC. Any such request should be directed to Evergreen Resources, Inc. P.O. Box 660, Denver, CO 80201-0660, Attention: John Kelso, Manager of Investor Relations.

                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Any proposal by a shareholder intended to be included in the Company's proxy materials for the Company's 2002 annual meeting must be received at the offices of the Company, P.O. Box 660, Denver, Colorado 80201-0660, no later than November 30, 2001. Pursuant to the Company's bylaws, shareholder proposals (other than director nominations) must be submitted to the Company no later than the close of business on the 60th day before the first anniversary of the date of the preceding year's annual meeting and no earlier than the 90thday prior to such date. Such proposals must be made in accordance with established procedures. Shareholder nominations for director must be received by the Company no later than the close of business on the 30th day before the annual meeting of shareholders at which directors are to be elected and no earlier than the 60th day before the meeting. Such nominations must also be made in accordance with established procedures. A shareholder may obtain a copy of such procedures from the Company's Secretary.

                                          KEVIN R. COLLINS
                                          SECRETARY

Denver, Colorado
March 26, 2001

                                                                      APPENDIX A

                           EVERGREEN RESOURCES, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

I.  PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

    - Review and appraise the audit efforts of the Corporation's independent accountants.

    - Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities discussed in Section IV. of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence requirements of applicable Nasdaq and New York Stock Exchange rules, and be free from any relationship that, in the opinion of the Board, would interfere with exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be financially liberate, and at least one member of the Committee shall have accounting or related financial management expertise, all as required by applicable Nasdaq and New York Stock Exchange rules. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or at least its Chair shall meet with the independent accountants and management quarterly to review the Corporation's periodic reports consistent with IV.3 below. The Audit Committee shall have the authority to retain special legal, accounting or other consultants as it deems necessary to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee with or without the presence of management or to meet with any members of, or consultants to, the Committee.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review, reassess the adequacy of and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K prior to its filing with the Securities and Exchange Commission and each earnings announcement prior to its release. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Prepare the reports required to be included in the Corporation's annual proxy materials.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. The Committee shall ensure that the independent accountants submit on a periodic basis (at least annually) to the Committee a formal written statement delineating all relationships between the accountants and the Corporation; actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact their objectivity and independence; and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

FINANCIAL REPORTING PROCESS

8. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants and management.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

OTHER

15. Review and advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations.

16. Review with the Corporation's outside counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

17. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures and to determine the adequacy of financial reserves.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct auditing or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws and regulations. The Corporation's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, and the Committee and the Board have the ultimate authority and responsibility for selecting, evaluating and, where appropriate, replacing the independent accountants (or for nominating the independent accountants to be proposed for shareholder approval in any proxy statement).

PROXY                       EVERGREEN RESOURCES, INC.                      PROXY
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2001

    The undersigned hereby constitutes and appoints Mark S. Sexton and Kevin R. Collins, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of no par value common stock of Evergreen Resources, Inc., a Colorado corporation (the "Company"), at the Annual Meeting of Shareholders to be held at The Top of the Rockies, 555 Seventeenth Street, 37th floor, Denver, Colorado, at 2:15 p.m., Mountain Daylight Time, on May 2, 2001, and any and all adjournments thereof (the "Meeting"), for the purposes of considering and acting upon the following matters:

1.   The election of three directors of the  For all nominees listed
     Company to serve three-year terms       (EXCEPT AS MARKED TO THE CONTRARY BELOW) / /
     expiring in 2004.

1.   Withhold authority
     to vote for all nominees / /

Nominees:         Dennis R. Carlton        Mark S. Sexton        Arthur L. Smith

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                  THAT NOMINEE'S NAME IN THE FOLLOWING SPACE):

--------------------------------------------------------------------------------

2. Ratification of the appointment of BDO Seidman, LLP as independent auditors for the year ending December 31, 2001

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.  Such other business as properly may come before the Meeting

    APPROVAL OF EACH MATTER LISTED ABOVE IS NOT CONTINGENT UPON THE APPROVAL OF
            ANY OTHER MATTER LISTED ABOVE. (CONTINUED ON OTHER SIDE)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS AND IN THE DISCRETION OF THE PROXY HOLDERS NAMED HEREIN WITH RESPECT TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

    SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS RELATED TO THE MEETING ABOUT WHICH THE COMPANY DOES NOT RECEIVE TIMELY AND PROPER NOTICE AND WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                             The undersigned hereby acknowledges
                                             receipt of the Notice of Annual
                                             Meeting of Shareholders, Proxy
                                             Statement and the Company's Annual
                                             Report to Shareholders for the
                                             fiscal year ended December 31,
                                             2000, furnished therewith.

                                             Dated: ______________________, 2001

                                             ___________________________________

                                             ___________________________________

                                             Signature(s) should agree with the
                                             name(s) hereon. Executors,
                                             administrators, trustees, guardians
                                             and attorneys should indicate when
                                             signing. Attorneys should submit
                                             power of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EVERGREEN RESOURCES, INC. PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE TRUST COMPANY, 12039 WEST ALAMEDA PARKWAY, SUITE Z-2, LAKEWOOD, CO 80228. THE GRANTING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

March 26, 2001